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    EXHIBIT 10-23

    NEITHER THER WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THER WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (the "Act"). NEITHER THER WARRANT NOR SUCH SHARES MAY BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PROVIDED IN SECTION 4 OF THE WARRANT TO PURCHASE COMMON STOCK OF THE COMPANY EXPIRING MARCH 1, 2004, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

Issued as of

                                                     Void after March 1, 2004

March 1, 1999

                        WARRANT TO PURCHASE 25,000 SHARES

                                 OF COMMON STOCK

                                       OF

                       EXECUTONE INFORMATION SYSTEM, INC.

                       (incorporated under the Laws of the
                            Commonwealth of Virginia)

        THER IS TO CERTIFY THAT, MALINDA MITCHELL ("Mitchell") or her permitted registered assigns (Mitchell and such assigns sometimes hereinafter being referred to as the "Holder"), is entitled, subject to the terms and conditions set forth herein, and further subject to an adjustment as hereinafter provided, to purchase from EXECUTONE INFORMATION SYSTEMS, INC., a Virginia corporation (the "Company"), an aggregate of Twenty-five Thousand (25,000) fully paid and nonassessable shares (the "Underlying Shares") of the common stock of the Company, $0.01 par value ("Common Stock"), upon payment of the purchase price of SEVENTY SIX THOUSAND FIVE HUNDRED DOLLARS ($76,500) or THREE and 6/100 DOLLARS ($3.06) per Underlying Share (the "Purchase Price"), and also is entitled to exercise the other appurtenant rights, powers and privileges hereinafter set forth at any time from and after 9:00 a.m. (Eastern Standard Time) March 1, 1999 and on or before 5:00 p.m. (Eastern Standard Time), on March 1, 2004.

        The Warrant (the "Warrant") entitles the Holder hereof to purchase up to an aggregate of 25,000 shares of Common Stock, which right shall vest ratably over a period of three (3) years, one-third on March 1, 2000, one-third on March 1, 2001 and one-third on March 1, 2002; provided, however, that if Mitchell ceases to be a director of the Company, either voluntarily or because she has not been reelected by the Shareholders of the Company, then Mitchell's vesting of rights shall terminate as of the date she is no longer a director of the Company.

            THE EXERCISE AND TRANSFER OF THER WARRANT ARE RESTRICTED
                     BY THE PROVISIONS OF SECTION 4 HEREOF.

         1.    Exercise of Warrant.

               The Warrant may be exercised in whole or in part by the Holder hereof, by delivery to the



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Company at its principal office at 478 Wheelers Farms Road, Milford, CT 06460 of
(a) a written notice to the Holder, in substantially the form of the Subscription Notice attached hereto as Exhibit "A", of such Holder's election to exercise the Warrant, which notice shall specify the number of Underlying Shares to be purchased, (b) a check payable to the Company in an amount equal to the aggregate Current Price (as defined below) of the number of shares of Common Stock being purchased and (c) the Warrant. The Company shall, as soon as reasonably practicable, execute and deliver or cause to be delivered to Holder, in accordance with such notice, one or more certificates representing the aggregate number of shares of Common Stock specified in such notice. The stock certificate(s) so delivered shall be issued in the name of the Holder or such other name as shall be designated in such notice. Such certificate(s) shall be deemed to have been issued and the Holder or any other person so designated to be named therein shall be deemed for all purposes to have become a Holder of record of such Underlying Shares as of the date such notice is received by the Company. If the Warrant shall have been exercised only in part, the Company shall, at the time of delivery of said certificate(s), deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the remaining shares of Common Stock called for by the Warrant (stated in Shares), which new Warrant shall in all other respects be identical to the Warrant, or, at the request of the Holder, appropriate notation may be made on the Warrant and the same returned to the Holder.

        2.     Fractional Shares.

               The Warrant is only exercisable with respect to whole Underlying Shares and not fractions thereof unless the Company otherwise agrees. Accordingly, the Company shall not be required to issue certificates representing fractions of Underlying Shares upon any exercise of the Warrant; provided, however, in respect of any final fraction of a share it may, at its sole option, in lieu of delivering a fractional share, make a payment in cash based upon the then fair market value of such fraction of the Underlying Shares.

        3.     Transfer, Division and Combination.

               No Warrant granted under the Agreement shall be transferable by Mitchell otherwise than by Will or the laws of descent and distribution and, during the lifetime of Mitchell, shall not be exercisable by any other person, but only by her. The Company agrees to maintain at its principal office in Milford, Connecticut, books for the registration and transfer of the Warrants and, subject to the provisions of the paragraph and Section 4 hereof, the Warrant and all rights hereunder are transferable ONLY with respect to (i) Mitchell's heirs and devisees, or (ii) Mitchell's Estate in whole or in part, on such books upon surrender of the Warrant at such office, together with a written assignment of the Warrant duly executed by the Holder hereof or her agent or attorney, and with funds sufficient to pay any stock transfer taxes payable upon the making of such transfer. Upon surrender and payment, the Company shall execute and deliver a new Warrant(s) in the name of the assignee of Holder and in the denominations specified in such instrument of assignment, and the Warrant shall be canceled promptly. If and when the Warrant is assigned in blank, the Company may, but shall not be obligated to, treat the bearer hereof as the absolute owner of the Warrant for all purposes and the Company shall not be affected by any notice to the contrary. A warrant may be exercised by a Holder for the purchase of shares of Common Stock without having a new Warrant issued.

               The Company shall pay all expenses, taxes (other than stock transfer taxes and any of Holder's income taxes, if any, incurred as a result of the transfer) and other charges payable in connection with the preparation, issue and delivery of Warrants hereunder.

        4. Restriction on Exercise and Transfer of Warrants and Transfer of Warrants and Common Stock.

               Except as otherwise provided herein, the Warrant and the certificates representing the





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Underlying Shares shall be stamped or otherwise imprinted with a legend substantially in the following form:

          "Neither the Warrant nor the shares of Common Stock issuable upon exercise of the Warrant have been registered under the Securities Act of 1933, as amended (the "Act"). Neither the Warrant not such Shares may be sold, transferred, pledged or hypothecated except as provided in Section 4 of the Warrant to purchase Common Stock of the Company expiring March 1, 2004, a copy of which is on file at the principal office of the Company."

               The Warrant shall be exercisable (1) only if the issue of Underlying Shares issuable upon exercise is exempt from the requirements of registration under the Securities Act of 1933, as amended (the "Act") (or any similar statute then in effect) and any applicable state securities law or (2) upon registration of such Underlying Shares in compliance therewith. The Warrant shall be transferable only (i) with the prior written consent of the Company, or
(ii) by will or the laws of descent and distribution, and in either event only if the Warrant is registered or the transfer is exempt from the requirements of registration under the Act (or any similar statute then in effect) and any applicable state securities law.

        5.     Acknowledgment by the Holder of Restrictions.

               The Holder of the Warrant and certificates representing the Underlying Shares, by acceptance hereof and thereof, acknowledges and agrees that: (a) the Warrant and the Underlying Shares have not been registered under the Act in reliance upon exemptions from the registration provisions of the Act set forth therein, or in the rules and regulations promulgated thereunder (and there is no obligation on the part of the Company to register the Warrant or the Underlying Shares under the Act); and (b) the Warrant and the Underlying Shares will not be freely tradeable. The Holder represents that she fully understands the restrictions on her ability to transfer the Warrant and the Underlying Shares. Without limiting the foregoing and by way of illustration only, the Holder understands that if she presently desired to sell Underlying Shares pursuant to the exemption from the registration provisions of the Act contained in Rule 144 (the "Rule") promulgated under the Act, as presently constituted, such Underlying Shares might be sold by her pursuant to the Rule only after a minimum holding period of two (2) years (computed in accordance with the Rule) and, thereafter, only in the limited amounts, in the manner and under the limited circumstances prescribed by the Rule.

        6.     Change in Control.

               The Warrant that is outstanding on a Control Change Date, as hereinafter defined, shall be exercisable in whole or in part on that date and thereafter during the remainder of the Warrant period stated in the Warrant Agreement (the "Agreement"). A Change in Control occurs if, after the date of the Agreement, (i) any person, including a "group" as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 (the "Exchange Act"), becomes the owner or beneficial owner of Company securities having twenty percent (20%) or more of the combined voting power of the then outstanding Company securities that may be cast for the election of the Company's directors (other than as a result of an issuance of securities initiated by the Company, or open market purchases approved in advance by the board, as long as the majority at the time the purchases are made are directors who were members of the Board immediately prior to the purchases being made and approved such purchases); or (ii) as the direct or indirect result of, or in connection with, a cash tender or exchange offer, a merger or other business combination, a sale of assets, a contested election, or any combination of these transactions, the persons who were directors of the Company before such transactions cease to constitute a majority of the Company's Board, or any successor's board, within two (2) years of the last of such transactions. For purposes of the Agreement, the Control Change Date is the date on which an event described in (i) or (ii) occurs. If a Change in Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.


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        7.     Change in Management.

               Notwithstanding any specified vesting or applicable early exercise Warrant prices, if the Warrant is outstanding on the date Mitchell' directorship with the Company is terminated or constructively terminated (as described herein) as a direct or indirect result of the occurrence of one of the events specified in subsections (i) or (ii) of the paragraph, the Warrant shall be exercisable, in whole or in part, at the lowest Warrant price available during the term of the Warrant, on that date and thereafter during the remainder of the Warrant period stated herein. Such exercisability will occur if after the date of the Agreement, (i) any person, including a "group" as defined in Section 13(d)(3) of the Exchange Act, becomes the owner or beneficial owner of Company securities having twenty percent (20%) or more of the combined voting power of the then outstanding Company securities that may be cast for the election of the Company's directors (other than as a result of an issuance of securities initiated by the Company); or (ii) the Company is the subject of a successful cash tender or exchange offer, is a party to a merger or other business combination, sells a substantial portion of its assets, experiences a change in management brought about by a contested election or participates in any combination of these transactions. For purposes of the paragraph, the Transaction Date is the date on which an event described in subsections (i) or
(ii) hereof occurs. The date upon which Mitchell is no longer a member of the Board of Directors of the Company either through resignation, a majority of the shareholders of the Company not voting for Mitchell as a director or voting for her earlier removal with or without cause or through her removal by a majority of the members of the Board of Directors shall constitute a constructive termination of Mitchell' directorship with the Company within the meaning of the paragraph.

               In the event Mitchell' service as a director of the Company terminates for any other reason or due to any other cause, including death, or a resignation or removal that is not a direct or indirect result of the events described above, then the Warrant shall be exercisable, to the same extent it was exercisable at the date of termination, for a period of seven months following the date of termination, provided that in no event shall the Warrant be exercisable after March 1, 2004.

        8.     Current Price: Adjustments.

               As used in the Warrant, "Current Price" (per share of Underlying Stock) at any date shall mean the amount equal to the quotient resulting from dividing (i) the purchase price per Share provided herein by (ii) the number of shares (including any fractional share) of Underlying Shares comprising a Share on such date. A "Share" shall consist initially of one share of Common Stock of the Company as such stock is constituted on the date of the Agreement. The Purchase Price of a Share shall be Three and 6/100 Dollars ($3.06).

               In the event that the outstanding Common Stock of the Company is hereafter changed by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of Shares, stock dividends or the like, an appropriate adjustment shall be made by the Board of Directors in the aggregate number of Underlying Shares available under the Warrant and in the number of Underlying Shares and price per Underlying Share subject to outstanding Warrants. If the Company shall be reorganized, consolidated or merged with another corporation, or if all or substantially all of the assets of the Company shall be sold or exchanged, the Holder of the Warrant shall, at the time of issuance of the stock under such corporate event, be entitled to receive upon the exercise of the Holder's Warrant the same number and kind of shares of stock or the same amount of property, cash or securities as the Holder would have been entitled to receive upon the happening of any such corporate event as if the Holder had been, immediately prior to such event, the Holder of the number of Underlying Shares covered by the Holder's Warrant.

               Any adjustment in the number of Underlying Shares shall apply proportionately to only the unexercised portion of the Warrant granted hereunder. If a fraction of a share would result from any such adjustment, the adjustment shall be revised to the next lower whole number of Underlying Shares.


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         9.    Reservation of Shares.

               The Company covenants and agrees that (a) so long as the Warrant is outstanding, it has or will reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of issuing Underlying Shares from time to time upon the exercise of the Warrant, an adequate number of Shares of Common Stock for delivery at the times and in the manner provided herein upon exercise of the Warrant; (b) the Underlying Shares delivered upon exercise of the Warrant shall be validly issued and outstanding and fully paid and nonassessable shares of Common Stock, free from any preemptive rights; and (c) it will pay when due any and all Federal and state original issue taxes which may be payable with respect to the issuance of the Warrant or of any Shares of Common Stock upon exercise of the Warrant. The Company shall not, however, be required (i) to pay any transfer tax which may be payable with respect to any transfer of the Warrant, the issuance of certificates of Common Stock in a name other than that of the Holder or any transfer of Underlying Shares or (ii) to pay any Federal or state income taxes of Holder which may occur as a result of the exercise of the Warrant or (iii) to issue or deliver the Warrant or any certificate for Underlying Shares until any such taxes shall have been paid by the Holder.

        10. No Rights of Shareholders; Limitation of Liability.

No Holder shall, based on being a holder of the Warrant, be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other security of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change to or of par value, consolidation, merger, conveyance or otherwise or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised in accordance with Section 1 hereof. No provisions hereof, in the absence of affirmative action by the Holder hereof to purchase shares of Common Stock, and no mere enumeration herein of rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the purchase price or as a shareholder of the Company, whether such liability is asserted by the Company, creditors of the Company or others.

         11.   Replacement of Securities.

               Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any certificates evidencing ownership of the Warrant and in the event of any such loss, theft or destruction upon delivery of an indemnity agreement or, if the Holder so elects, a surety bond reasonably satisfactory to the Company or, in the case of any such mutilation, upon surrender and cancellation of any such certificate, the Company shall forthwith execute and deliver in lieu thereof a new Warrant of like tenor.

         12.   Negotiability.

               Every Holder of the Warrant, by accepting the same, consents and agrees with the Company that (a) the Warrant is transferable, in whole or in part, only upon compliance with the conditions set forth herein by the registered holder hereof in person or by an attorney duly authorized in writing by the Holder at the office of the Company as provided herein; (b) the Warrant may be transferred by the Holder only with respect to that portion of the Warrant to which the Holder is vested at the time of such transfer; and (c) the Company may deem and treat the person in whose name the Warrant is registered as the absolute, true and lawful owner for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

        13.    Change; Waiver; Applicable Law.


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               The Warrant and any term hereof may be changed, waived,
discharged or terminated only by an instrument in writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. The Warrant shall be construed and enforced in accordance with the laws of the Commonwealth of Virginia.

         14.   Notices.

               Any notice to be given to the Company under the terms hereof shall be addressed to the Company in care of its President at 478 Wheelers Farms Road, Milford, Connecticut 06460, and any notice to the Holder shall be addressed to her address as reflected on the records of the Company, or at such other address as the Company, the Holder and her successors or assigns may hereafter designate in writing to the other. Any such notice shall have been deemed given upon personal delivery or on the third business day after being enclosed in a properly sealed envelope or wrapper properly addressed, registered or certified and deposited (postage and registry or certification fee prepaid) in post office or branch post office regularly maintained by the United States Government.

         15.   Forms of Election to Exercise or Transfer Warrant.

               The form to be used in the event the Holder hereof desires to exercise or transfer the Warrant is attached hereto as Exhibit "A".

               IN WITNESS WHEREOF, the Company has caused the Warrant to be signed in its name by its President or a duly authorized Vice President.

DATED the______ day of ___________,  19___

                                    COMPANY:
                                    EXECUTONE INFORMATION SYSTEMS, INC., a
                                    Virginia corporation



                                    By________________________________
                                      Stanley Kabala
                                      Its President and Chief Executive Officer

                                                        [CORPORATE SEAL] ATTEST:

____________________________________
Barbara C. Anderson
Vice President, Law and Administration

                                     HOLDER:


                                    By________________________________
                                             Malinda Mitchell



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                                   EXHIBIT "A"

                               SUBSCRIPTION NOTICE

        The undersigned, the Holder of the foregoing Warrant, hereby elects to exercise purchase rights represented by such Warrant for, and to purchase thereunder,______________________________________________(_____________________)
shares of the Common Stock covered by such Warrant and herewith makes payment in full therefor in the amount of __________________________________________Dollars
($________________) in cash or check made payable to the Company, and requests that one or more certificates for such shares (and any securities or property deliverable upon such exercise) be issued in the name of and delivered to ____________________________________________________________, whose address is

____________________________________________________________.

        The undersigned agrees that, in the absence of an effective registration statement with respect to Common Stock issued upon the exercise, the undersigned is acquiring such Common Stock for investment and not with a view to distribution thereof and that the certificate or certificates representing such Common Stock may bear a legend substantially as follows: "Neither the Warrant nor the Shares of Common Stock issuable upon exercise of the Warrant have been registered under the Securities Act of 1933, as amended (the "Act"). Neither the Warrant nor such Shares may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement for the shares under the Act or otherwise in compliance with the Act." The undersigned further agrees that the shares represented by the Warrant may not be transferred except as provided in Sections 3 and 4 of the Warrant to purchase Common Stock of the Company expiring March 1, 2004, a copy of which is on file at the principal office of the Company.

DATED:_______________               ____________________________
                                          Malinda Mitchell

                             Address:     7 Odell Place
                                          Atherton, CA  94027



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                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________________________, the rights represented by the foregoing Warrant of EXECUTONE Information Systems, Inc. and appoints _____________________________________________, attorney to transfer said rights on the books of said corporation, with full power of substitution in the premises.

DATED:____________________                         ____________________________
                                                   Malinda Mitchell

NOTICE: The signature to the assignment must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.






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